Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	December 31, 2009

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2009

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31
(in millions, except per share amounts)

	2009		2008
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,918	5%	$2,478	7%
Fixed Maturities
Tax Exempt	19,587	47	18,345	47
Taxable	16,991	40	14,410	37
Equity Securities	1,433	3	1,479	4
Other Invested Assets	2,075	5	2,026	5

Total Invested Assets	$42,004	100%	$38,738	100%

Unrealized Appreciation (Depreciation) of Investments
Fixed Maturities	$1,388		$(136)
Equity Securities	218		(84)

	1,606		(220)
Deferred Income Tax Liability (Asset)	562		(77)

	$1,044		$(143)

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,634		13,432

Total Capitalization	$19,609		$17,407

Debt as a Percentage of Total Capitalization	20.3%		22.8%

Actual Common Shares Outstanding	332.0		352.3

Book Value Per Common Share	$47.09		$38.13

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$44.37		$38.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth	Twelve	From
	Quarter	Months	December 2005
	2009	2009	to December 31, 2009
Cost of Shares Repurchased	$489	$1,065	$5,952
Average Cost Per Share	$49.65	$47.09	$50.08
Shares Repurchased	9,842,744	22,623,775	118,839,875
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007 and 2008, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2009, the Board of Directors authorized the repurchase of up to 25,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2009, 22,160,125 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	2009	2008	2009	2008
		(in millions)
Short Term Investments	$1,017	$1,602	$1,017	$1,602
Taxable Fixed Maturities	1,286	774	1,327	780
Equity Securities	205	451	202	504
Other Invested Assets	25	—	25	—

TOTAL	$2,533	$2,827	$2,571	$2,886

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	2009	2008	2009	2008
		(in millions)
Short Term Investments	$901	$876	$901	$876
Fixed Maturities
Tax Exempt	18,720	18,299	19,587	18,345
Taxable	15,184	13,818	15,664	13,630
Equity Securities	1,010	1,112	1,231	975
Other Invested Assets	2,050	2,026	2,050	2,026

TOTAL	$37,865	$36,131	$39,433	$35,852

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2009	2008	2009	2008
		(in millions)
CORPORATE INVESTMENT INCOME	$13	$12	$40	$51

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$192	$188	$755	$742
Taxable Interest	119	118	465	497
Other	13	15	55	77
Investment Expenses	(7)	(5)	(23)	(19)

TOTAL	$317	$316	$1,252	$1,297

Effective Tax Rate	19.3%	19.2%	19.2%	20.0%
After-Tax Annualized Yield	3.34%	3.45%	3.39%	3.49%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS
AS OF DECEMBER 31

	2009	2008	2007
		(in millions)
Estimated Statutory Policyholders’ Surplus	$14,500	$12,281	$12,998
Rolling Year Statutory Net Premiums Written	$11,074	$11,759	$11,829
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.76:1	0.96:1	0.91:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2009

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	12/31/09	12/31/08	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$400	$391	$9	$(8)	$17
Homeowners	665	715	(50)	(14)	(36)
Other	872	815	57	44	13

Total Personal	1,937	1,921	16	22	(6)

Commercial Insurance
Multiple Peril	1,615	1,586	29	58	(29)
Casualty	5,988	5,660	328	224	104
Workers’ Compensation	2,138	1,982	156	83	73
Property and Marine	758	839	(81)	(32)	(49)

Total Commercial	10,499	10,067	432	333	99

Specialty Insurance
Professional Liability	7,552	7,175	377	380	(3)
Surety	58	68	(10)	(1)	(9)

Total Specialty	7,610	7,243	367	379	(12)

Total Insurance	20,046	19,231	815	734	81
Reinsurance Assumed	740	924	(184)	(118)	(66)

Total	$20,786	$20,155	$631	$616	$15

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$577	$602	$2,339	$2,449	$741	$775	$3,657	$3,826
Decrease (Increase) in Unearned Premiums	2	10	35	(22)	(2)	(27)	35	(39)

Net Premiums Earned	579	612	2,374	2,427	739	748	3,692	3,787

Net Losses Paid	352	370	1,195	1,208	393	406	1,940	1,984
Increase (Decrease) in Outstanding Losses	3	(13)	(64)	34	44	82	(17)	103

Net Losses Incurred	355	357	1,131	1,242	437	488	1,923	2,087

Expenses Incurred	168	176	766	796	235	250	1,169	1,222

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$56	$79	$477	$389	$67	$10	$600	$478

Ratios After Dividends to Policyholders:

Loss	61.3%	58.3%	47.6%	51.2%	59.1%	65.2%	52.1%	55.1%
Expense	29.1	29.3	32.8	32.5	31.7	32.3	32.0	32.0

Combined	90.4%	87.6%	80.4%	83.7%	90.8%	97.5%	84.1%	87.1%

Premiums Written as a % of Total	5.2%	5.1%	21.1%	20.8%	6.7%	6.6%	33.0%	32.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$1,121	$1,210	$1,514	$1,654	$761	$851	$1,264	$1,278	$4,660	$4,993
Decrease (Increase) in Unearned Premiums	32	19	55	32	25	11	(10)	(40)	102	22

Net Premiums Earned	1,153	1,229	1,569	1,686	786	862	1,254	1,238	4,762	5,015

Net Losses Paid	566	611	834	885	375	375	710	735	2,485	2,606
Increase (Decrease) in Outstanding Losses	8	—	231	237	145	101	(96)	187	288	525

Net Losses Incurred	574	611	1,065	1,122	520	476	614	922	2,773	3,131

Expenses Incurred	404	430	437	471	182	201	434	439	1,457	1,541

Dividends Incurred	—	—	—	—	22	34	—	—	22	34

Statutory Underwriting Income (Loss)	$175	$188	$67	$93	$62	$151	$206	$(123)	$510	$309

Ratios After Dividends to Policyholders:

Loss	49.8%	49.7%	67.9%	66.6%	68.1%	57.5%	49.0%	74.5%	58.5%	62.8%
Expense	36.0	35.6	28.8	28.4	24.6	24.6	34.3	34.3	31.4	31.1

Combined	85.8%	85.3%	96.7%	95.0%	92.7%	82.1%	83.3%	108.8%	89.9%	93.9%

Premiums Written as a % of Total	10.1%	10.3%	13.7%	14.0%	6.9%	7.2%	11.4%	10.9%	42.1%	42.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,413	$2,546	$326	$353	$2,739	$2,899
Decrease (Increase) in Unearned Premiums	85	48	5	(12)	90	36

Net Premiums Earned	2,498	2,594	331	341	2,829	2,935

Net Losses Paid	1,410	1,608	21	132	1,431	1,740
Increase (Decrease) in Outstanding Losses	184	(52)	(9)	(2)	175	(54)

Net Losses Incurred	1,594	1,556	12	130	1,606	1,686

Expenses Incurred	635	636	108	108	743	744

Dividends Incurred	—	—	6	6	6	6

Statutory Underwriting Income (Loss)	$269	$402	$205	$97	$474	$499

Ratios After Dividends to Policyholders:

Loss	63.8%	60.0%	3.7%	38.8%	56.9%	57.6%
Expense	26.3	25.0	33.7	31.1	27.2	25.7

Combined	90.1%	85.0%	37.4%	69.9%	84.1%	83.3%

Premiums Written as a % of Total	21.8%	21.6%	2.9%	3.0%	24.7%	24.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$11,056	$11,718	$21	$64	$11,077	$11,782
Decrease (Increase) in Unearned Premiums	227	19	27	27	254	46

Net Premiums Earned	11,283	11,737	48	91	11,331	11,828

Net Losses Paid	5,856	6,330	150	179	6,006	6,509
Increase (Decrease) in Outstanding Losses	446	574	(184)	(185)	262	389

Net Losses Incurred	6,302	6,904	(34)	(6)	6,268	6,898

Expenses Incurred	3,369	3,507	8	39	3,377	3,546

Dividends Incurred	28	40	—	—	28	40

Statutory Underwriting Income (Loss)	$1,584	$1,286	$74	$58	1,658	1,344

Increase (Decrease) in Deferred Acquisition Costs					(27)	17

GAAP Underwriting Income					$1,631	$1,361

Ratios After Dividends to Policyholders:

Loss	56.0%	59.0%	* %	* %	55.4%	58.5
Expense	30.5	30.1	*	*	30.6	30.2

Combined	86.5%	89.1%	* %	* %	86.0%	88.7

Premiums Written as a % of Total	99.8%	99.5%	0.2%	0.5%	100.0%	100.0

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$8,383	$8,920	$2,694	$2,862	$11,077	$11,782
Decrease (Increase) in Unearned Premiums	300	79	(46)	(33)	254	46

Net Premiums Earned	8,683	8,999	2,648	2,829	11,331	11,828

Net Losses Paid	4,834	5,212	1,172	1,297	6,006	6,509
Increase (Decrease) in Outstanding Losses	24	308	238	81	262	389

Net Losses Incurred	4,858	5,520	1,410	1,378	6,268	6,898

Expenses Incurred	2,437	2,538	940	1,008	3,377	3,546

Dividends Incurred	28	40	—	—	28	40

Statutory Underwriting Income (Loss)	$1,360	$901	$298	$443	1,658	1,344

Increase (Decrease) in Deferred Acquisition Costs					(27)	17

GAAP Underwriting Income					$1,631	$1,361

Ratios After Dividends to Policyholders:

Loss	56.1%	61.6%	53.2%	48.7%	55.4%	58.5%
Expense	29.2	28.6	34.9	35.2	30.6	30.2

Combined	85.3%	90.2%	88.1%	83.9%	86.0%	88.7%

Premiums Written as a % of Total	75.7%	75.7%	24.3%	24.3%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$149	$145	$568	$590	$190	$204	$907	$939
Decrease (Increase) in Unearned Premiums	1	2	27	11	3	(2)	31	11

Net Premiums Earned	150	147	595	601	193	202	938	950

Net Losses Paid	96	91	266	363	110	119	472	573
Increase (Decrease) in Outstanding Losses	1	(10)	(11)	(98)	(6)	(2)	(16)	(110)

Net Losses Incurred	97	81	255	265	104	117	456	463

Expenses Incurred	44	43	187	195	60	64	291	302

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$9	$23	$153	$141	$29	$21	$191	$185

Ratios After Dividends to Policyholders:

Loss	64.7%	55.1%	42.9%	44.1%	53.9%	57.9%	48.6%	48.7%
Expense	29.5	29.7	32.9	33.0	31.6	31.4	32.1	32.2

Combined	94.2%	84.8%	75.8%	77.1%	85.5%	89.3%	80.7%	80.9%

Premiums Written as a % of Total	5.4%	5.0%	20.4%	20.4%	6.8%	7.0%	32.6%	32.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$286	$295	$353	$373	$151	$185	$311	$321	$1,101	$1,174
Decrease (Increase) in Unearned Premiums	(1)	(2)	34	29	32	20	11	(7)	76	40

Net Premiums Earned	285	293	387	402	183	205	322	314	1,177	1,214

Net Losses Paid	157	189	229	289	95	98	183	234	664	810
Increase (Decrease) in Outstanding Losses	(7)	(61)	36	(19)	29	20	(38)	(66)	20	(126)

Net Losses Incurred	150	128	265	270	124	118	145	168	684	684

Expenses Incurred	98	106	104	109	40	49	104	110	346	374

Dividends Incurred	—	—	—	—	5	8	—	—	5	8

Statutory Underwriting Income	$37	$59	$18	$23	$14	$30	$73	$36	$142	$148

Ratios After Dividends to Policyholders:

Loss	52.6%	43.7%	68.5%	67.2%	69.7%	59.9%	45.0%	53.5%	58.3%	56.7%
Expense	34.3	35.9	29.4	29.2	27.4	27.7	33.5	34.3	31.6	32.1

Combined	86.9%	79.6%	97.9%	96.4%	97.1%	87.6%	78.5%	87.8%	89.9%	88.8%

Premiums Written as a % of Total	10.3%	10.2%	12.7%	12.9%	5.4%	6.4%	11.2%	11.0%	39.6%	40.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$688	$699	$83	$77	$771	$776
Decrease (Increase) in Unearned Premiums	(49)	(72)	(3)	12	(52)	(60)

Net Premiums Earned	639	627	80	89	719	716

Net Losses Paid	412	441	7	92	419	533
Increase (Decrease) in Outstanding Losses	2	(34)	(2)	(74)	—	(108)

Net Losses Incurred	414	407	5	18	419	425

Expenses Incurred	170	164	28	23	198	187

Dividends Incurred	—	—	1	3	1	3

Statutory Underwriting Income	$55	$56	$46	$45	$101	$101

Ratios After Dividends to Policyholders:

Loss	64.8%	64.9%	6.3%	20.9%	58.4%	59.6%
Expense	24.7	23.5	34.2	31.1	25.7	24.2

Combined	89.5%	88.4%	40.5%	52.0%	84.1%	83.8%

Premiums Written as a % of Total	24.7%	24.1%	3.0%	2.7%	27.7%	26.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,779	$2,889	$4	$10	$2,783	$2,899
Decrease (Increase) in Unearned Premiums	55	(9)	3	12	58	3

Net Premiums Earned	2,834	2,880	7	22	2,841	2,902

Net Losses Paid	1,555	1,916	36	47	1,591	1,963
Increase (Decrease) in Outstanding Losses	4	(344)	(48)	(60)	(44)	(404)

Net Losses Incurred	1,559	1,572	(12)	(13)	1,547	1,559

Expenses Incurred	835	863	1	14	836	877

Dividends Incurred	6	11	—	—	6	11

Statutory Underwriting Income	$434	$434	$18	$21	452	455

Decrease in Deferred Acquisition Costs					(16)	(12)

GAAP Underwriting Income					$436	$443

Ratios After Dividends to Policyholders:

Loss	55.1%	54.8%	* %	* %	54.6%	53.9%
Expense	30.1	30.0	*	*	30.1	30.4

Combined	85.2%	84.8%	* %	* %	84.7%	84.3%

Premiums Written as a % of Total	99.9%	99.7%	0.1%	0.3%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,026	$2,202	$757	$697	$2,783	$2,899
Decrease (Increase) in Unearned Premiums	93	36	(35)	(33)	58	3

Net Premiums Earned	2,119	2,238	722	664	2,841	2,902

Net Losses Paid	1,231	1,555	360	408	1,591	1,963
Increase (Decrease) in Outstanding Losses	(36)	(352)	(8)	(52)	(44)	(404)

Net Losses Incurred	1,195	1,203	352	356	1,547	1,559

Expenses Incurred	588	638	248	239	836	877

Dividends Incurred	6	11	—	—	6	11

Statutory Underwriting Income	$330	$386	$122	$69	452	455

Decrease in Deferred Acquisition Costs					(16)	(12)

GAAP Underwriting Income					$436	$443

Ratios After Dividends to Policyholders:

Loss	56.6%	54.0%	48.8%	53.6%	54.6%	53.9%
Expense	29.1	29.1	32.8	34.3	30.1	30.4

Combined	85.7%	83.1%	81.6%	87.9%	84.7%	84.3%

Premiums Written as a % of Total	72.8%	76.0%	27.2%	24.0%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2009	2008	2009	2008
		(dollars in millions)
Annualized Net Income	$2,780	$1,628	$2,183	$1,804
Average Shareholders’ Equity	$15,576	$13,518	$14,578	$13,992

Return on Equity	17.8%	12.0%	15.0%	12.9%

Annualized Operating Income	$2,276	$2,276	$2,168	$2,045
Average Shareholders’ Equity Excluding
Unrealized Appreciation or Depreciation	$14,480	$13,734	$14,065	$13,885

Operating Return on Equity	15.7%	16.6%	15.4%	14.7%